UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2010

CONTINENTAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Oklahoma (State or other jurisdiction of incorporation or organization)	001-32886 (Commission File Number)	73-0767549 (I.R.S. Employer Identification No.)

302 N. Independence, Suite 1500 Enid, Oklahoma (Address of principal executive offices)	73701 (Zip Code)

Registrant’s telephone number, including area code: (580) 233-8955

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 — Submission of Matters to a Vote of Security Holders

Continental Resources, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 25, 2010. At the meeting, the Company’s stockholders were requested to: (1) elect three Class I directors to serve on the Company’s board of directors for a term of office expiring at the Company’s 2013 Annual Meeting of Shareholders and (2) ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. Each of these items is more fully described in the Company’s proxy statement filed on April 13, 2010.

The certified results of the matters voted upon at the Annual Meeting are as follows:

Proposal No. 1 — Election of Class I Directors: The election of each Class I director was approved as follows:

Nominee	For	Withheld	Broker Non-Votes
Harold G. Hamm	150,207,432	8,136,789	6,364,351
David L. Boren	158,151,239	192,982	6,364,351
John T. McNabb, II	158,208,029	136,192	6,364,351

Proposal No. 2 — Ratification of the Selection of Grant Thornton LLP: The ratification of the selection of Grant Thornton LLP was approved as follows:

For	Against	Abstentions	Broker Non-Votes
164,609,670	31,903	66,999	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONTINENTAL RESOURCES, INC.
(Registrant)

Date: May 28, 2010	By:	/s/ JOHN D. HART
John D. Hart
Senior Vice President, Chief Financial Officer and Treasurer